UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2009

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IPAYMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50280
(Commission File Number)

62-1847043
(I.R.S. Employer Identification Number)
40 Burton Hills Boulevard, Suite 415 Nashville, TN 37215
(Address and zip code of principal executive offices)

(615) 665-1858
(Registrant's telephone number, including area code)

N/A
(Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition.

On August 14, 2009, iPayment, Inc. (the “Company”) announced its financial results for the second quarter ended June 30, 2009.  The full text of the press release is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

                   (d)   Exhibits.

                   Exhibit Number            Description of Exhibit
                   99.1                               Press release issued August 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPAYMENT, INC.

		By:	/s/ Clay M. Whitson
		Name:	Clay M. Whitson
		Title:	Chief Financial Officer

Dated:	August 14, 2009